[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT 10.36

ADDENDUM No. 3

TO AMENDED AND RESTATED MASTER SERVICES AGREEMENT

THIS ADDENDUM NO. 3 TO AMENDED AND RESTATED MASTER SERVICES AGREEMENT (this “Addendum”) is entered into as of the 17th day of August, 2006 (the “Effective Date”) by and between Express Scripts Specialty Distribution Services, Inc. (“SDS”) and Jazz Pharmaceuticals, Inc.

RECITALS

WHEREAS, this Addendum relates to and is hereby incorporated into the Amended and Restated Services Agreement between Express Scripts Specialty Distribution Services, Inc. and Orphan Medical, Inc., dated May 31, 2005, which was effective as of January 1, 2005, as assigned to Jazz Pharmaceuticals, Inc., together with the Consent and Addendum dated June 1, 2006 and the Addendum No. 2 dated June 22, 2006 (hereinafter collectively referred to as the “Agreement”); and

WHEREAS, the NDC code for Xyrem (the “Product”) has been changed due to the change in marketing company from Orphan Medical, Inc. to Jazz Pharmaceuticals, Inc.; and

WHEREAS, Jazz Pharmaceuticals, Inc. is awaiting a rebate agreement acceptance (“Acceptance”) from Centers for Medicare and Medicaid Services (“CMS”) which would provide rebates for the Product under the new NDC code (“New Lot”); and

WHEREAS, Jazz Pharmaceuticals, Inc. desires SDS to provide to Medicaid Patients (as defined below) the Product under the prior NDC code (“Prior Lot”), as opposed to the New Lot, until such Acceptance is completed; and

WHEREAS, Article 1, Additional Services, allows additional services to be incorporated into the Agreement through use of an Additional Services Request Form as described on Exhibit D of the Agreement; and

WHEREAS, the parties desire to supplement the Agreement through this Addendum.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein and in the Agreement, the parties hereto agree as follows:

AGREEMENT

1. Incorporation of Recitals. The Recitals are hereby incorporated into the Addendum.

2. Interim Management of Medicaid Patients. SDS shall provide the Prior Lot to Medicare Patients (as defined below) as further detailed below (“Additional Services”).

1.

SDS will manage and provide the Covered Services, described in the Agreement and on Exhibit A of the Agreement, for the specific provision, to Non-PAP Patients who have Medicaid coverage and are approved by Medicaid to receive the Product (“Medicaid Patients”), of the Prior Lot, as opposed to the New Lot, until such time as notification is received from Jazz Pharmaceuticals, Inc. that the Acceptance is finalized. Additional Services will require SDS to perform system program changes to ensure the accuracy of selection and provision of the Prior Lot for this particular group of Patients. In addition, the SDS operations team will need to develop the processes necessary and train staff to effectively transition the Medicaid Patients, These programming changes will have an impact on reporting, purchase orders, inventory management and other associated program aspects.

3. Fees for Additional Services:

a. A one time $[ * ] set up fee.

b. Medicaid Patients will be billed at $[ * ] per order for shipments from the Prior Lot to such patients.

IN WITNESS HEREOF, the parties have executed or caused this Addendum to be executed as of the date indicated above.

EXPRESS SCRIPTS SPECIALTY DISTRIBUTION SERVICES, INC.		JAZZ PHARMACEUTICALS, INC.

By:	/s/ Gerard A. Carino	By:	/s/ Carol Gamble
Name:	Gerard A. Carino	Name:	Carol Gamble
Title:	President, PBS & SDS	Title:	Sr. Vice President & General Counsel

2.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.